SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

         December 31, 2006
Date of Report (Date of Earliest Event Reported)

EQUITY INNS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-12073	62-1550848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 Wolf River Boulevard
                 Germantown, Tennessee 38138
(Address of Principal Executive Offices) (Zip Code)

          (901) 754-7774
(Registrant’s Telephone Number, Including Area Code)

                   N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule l425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Board of Directors of Equity Inns, Inc. (the “Company”) approved the Company’s purchase, effective December 31, 2006, from each of Howard A. Silver, the Company’s President and Chief Executive Officer, and Phillip H. McNeill, Jr., the Company’s Executive Vice President of Development, of his 2.5% LLC membership interest in GHII, LLC (“GHII”), a furniture and equipment company in which the Company holds a 45% equity interest. The remaining 50% ownership interest in GHII is held by Hatchett Hospitality, Inc. (“HHI”), one of the Company’s furniture and equipment contractors. The Company paid each of Messrs. Silver and McNeill, Jr. $657,000 in cash for his ownership interests in GHII. The purchase price for these LLC interests is based on a letter of intent received by HHI from an independent third party relating to a proposed purchase of all of HHI, which also includes the interests of GHII.

Copies of the purchase agreements are attached hereto as Exhibits 10.1 and 10.2 and the terms of each are incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On January 3, 2007, the Compensation Committee of the Board of Directors (the “Committee”) of the Company finalized 2007 annual salaries, 2007 bonus ranges and 2007 awards of restricted common stock for each of the Company’s executive officers. These grants and awards are summarized in the following table:

			2007 Restricted Stock Awards
	2007 Annual Salary	2007 Bonus Range	Shares (1)	Fair Market Value (2)
Howard A. Silver
President and Chief Executive Officer	$475,000	$0 - $950,000	66,120	$1,050,000

J. Mitchell Collins
Executive Vice President and Chief Financial Officer	$300,000	$0 - $360,000	30,667	$487,000

Phillip H. McNeill, Jr.
Executive Vice President of Development	$236,000	$0 - $236,000	18,136	$288,000

Richard F. Mitchell
Senior Vice President of Asset Management	$236,000	$0 - $236,000	18,136	$288,000

Edwin F. Ansbro
Senior Vice President of Real Estate	$210,000	$0 - $210,000	18,136	$288,000

J. Ronald Cooper
Vice President and Controller	$195,000	$0 - $195,000	14,924	$237,000

(1) Based on annual vesting conditions related to the Company’s performance, each executive officer may forfeit up to all of these shares and may receive additional share grants such that the executive officer may receive between 0% and 150% of these numbers in vested shares. Prior to vesting, until forfeited in accordance with their terms, the executive officer has the right to vote and receive dividends on these restricted shares. Additional vesting and other information relating to the restricted stock awards is set forth below under “2007 Restricted Stock Awards.”

(2) Fair market value on date of grant, January 3, 2007, based on the last reported sales price of the Company’s common stock on the date of the grant.

Cash Bonuses

Bonus amounts will be determined by the Committee at the end of the 2007 fiscal year. The Committee set goals upon which 2007 bonuses will be based for all executive officers. The goals for the 2007 bonus awards generally will be based on the Company’s actual annual adjusted funds from operations (AFFO) (as defined by the Company in its periodic SEC reports) as a percentage of the Company’s AFFO budgeted targets and certain acquisition, disposition, strategic, finance and general corporate goals set by the Committee for each executive officer. Mr. Silver will be eligible for a bonus of up to 200% of his 2007 base salary, with a target bonus of 100% of his annual base salary; 75% of his bonus will be based on achievement of the AFFO targets and 25% will be based on achievement of certain individual and corporate goals. Mr. Collins will be eligible for a bonus of up to 120% of his 2007 base salary, with a target bonus of 60% of his annual base salary; 75% of his bonus will be based on achievement of the AFFO targets and 25% will be based on achievement of certain individual and corporate goals. Messrs. McNeill, Jr., Mitchell, Ansbro and Cooper will be eligible for a bonus of up to 100% of their 2007 base salaries, with a target bonus of 50% of their annual base salaries; 50% of each of their bonuses will be based on achievement of AFFO targets and 50% will be based on achievement of certain individual and corporate goals. Additionally, executive officers that elect to accept bonus payments in the form of shares of the Company’s common stock instead of cash will receive shares of Company common stock having a value (based on the last reported sale price of the Company’s common stock on the day preceding the payment date) representing a 25% premium to the cash bonus amounts.

2007 Restricted Stock Awards

One third of the number of shares (the “Annual Shares”) subject to the 2007 restricted stock awards described above are subject to vesting at the end of each year over each of the three years commencing with 2007 based on the Company’s compounded annual growth rate of total shareholder return (as defined below) (“Company Total Return”) as compared to the return of the National Association of Real Estate Investment Trusts (NAREIT) Hotel Index (the “Index Total Return”), an index currently comprised of approximately 15 hotel REITs of varying sizes. For each year, commencing with 2007, the measurement will include a trailing three-year calculation of Company Total Return as compared to the trailing three-year Index Total Return. The vesting schedule is based on a graduated scale from the 40th percentile to the 75th percentile of the trailing three-year Index Total Return. For each year during the three-year vesting period, if the trailing three-year Company Total Return equals the 50% percentile of the trailing three-year Index Total Return, then 100% of the Annual Shares will vest. If in any year the trailing three-year Company Total Return equals or exceeds the 75th percentile of the trailing three-year Index Total Return, then 150% of the Annual Shares will vest. If in any year the trailing three-year Company Total Return equals less than the 40th percentile of the trailing three-year Index Total Return, then the executive officer will forfeit the Annual Shares. Unvested shares will also be subject to accelerated vesting upon a change of control of the Company, as defined in the award agreement. Prior to vesting, until forfeited in accordance with their terms, the executive officer has the right to vote and receive dividends on these restricted shares. “Company Total Return” is defined as Company common stock price appreciation plus dividends paid with respect to the Company common stock over the relevant measurement period.

Copies of the 2007 Restricted Stock Award Agreements are attached hereto as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 and the terms of each are incorporated by reference herein.

2006 Amended Restricted Stock Awards

Effective December 31, 2006, the Committee also modified certain vesting terms related to the Company’s prior 2006 restricted stock awards of 59,041 shares, 28,044 shares, 16,236 shares, 16,236 shares, 16,236 shares and 13,333 shares to each of Messrs. Silver, Collins, McNeil, Jr., Mitchell, Ansbro and Cooper, respectively. Before the modification, all of these shares were scheduled to vest at the end of the three years ended December 31, 2008, based on the Company Total Return for that three-year period as a percentile of the Index Total Return. These grants now vest ratably over three years commencing with 2006, and vesting each year will be based on a trailing three-year calculation of the

Company Total Return as compared to the trailing three-year Index Total Return in the same manner as the 2007 restricted stock awards described above. Unvested shares will also be subject to accelerated vesting upon a change of control of the Company, as defined in the award agreement. Prior to vesting, until forfeited in accordance with their terms, the executive officer has the right to vote and receive dividends on these restricted shares. No other modifications were made to the 2006 grants. The changes affected grants to all executive officers of the Company.

Copies of the 2006 Restricted Stock Award Agreements, as amended, are attached hereto as Exhibits 10.9, 10.10, 10.11, 10.12, 10.13 and 10.14, and the terms of each are incorporated by reference herein.

Change of Control and Termination Agreements

Effective January 1, 2007, the Committee also amended and restated existing Change of Control and Termination Agreements with the executive officers of the Company, including Messrs. Silver, Collins, McNeill, Jr., Mitchell, Ansbro and Cooper, as well as the Company’s Chairman of the Board, Phillip H. McNeill, Sr. Under these agreements, these officers are entitled to severance benefits if they resign from employment with “good reason” after a Change of Control (as defined in the agreements). The agreements define “good reason” to include a material reduction in the officer’s duties, functions and responsibilities. The amended and restated agreements provide that an officer’s duties, functions and responsibilities will be deemed to be reduced materially if, after the Change of Control, he is employed by an entity that does not have common stock or shares that are publicly traded.

Copies of the Amended and Restated Change of Control and Termination Agreements are attached hereto as Exhibits 10.15, 10.16, 10.17, 10.18, 10.19, 10.20 and 10.21, and the terms of each are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Purchase Agreement dated as of December 31, 2006 between Equity Inns TRS Holdings, Inc. and Howard A. Silver.

10.2 Purchase Agreement dated as of December 31, 2006 between Equity Inns TRS Holdings, Inc. and Phillip H. McNeill, Jr.

10.3 2007 Restricted Stock Award Agreement dated as of January 3, 2007, between the Company and Howard A. Silver.

10.4 2007 Restricted Stock Award Agreement dated as of January 3, 2007, between the Company and J. Mitchell Collins.

10.5 2007 Restricted Stock Award Agreement dated as of January 3, 2007, between the Company and Phillip H. McNeill, Jr.

10.6 2007 Restricted Stock Award Agreement dated as of January 3, 2007, between the Company and Richard F. Mitchell.

10.7 2007 Restricted Stock Award Agreement dated as of January 3, 2007, between the Company and Edwin F. Ansbro.

10.8 2007 Restricted Stock Award Agreement dated as of January 3, 2007, between the Company and J. Ronald Cooper.

10.9  2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and Howard A. Silver.

10.10 2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and J. Mitchell Collins.

10.11  2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and Phillip H. McNeill, Jr.

10.12 2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and Richard F. Mitchell.

10.13 2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and Edwin F. Ansbro.

10.14 2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and J. Ronald Cooper.

10.15 Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and Howard A. Silver

10.16 Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and J. Mitchell Collins.

10.17 Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and Phillip H. McNeill, Jr.

10.18 Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and Richard F. Mitchell.

10.19 Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and Edwin F. Ansbro.

10.20 Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and J. Ronald Cooper.

10.21 Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and Phillip H. McNeil, Sr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY INNS, INC.

January 5, 2007	/s/ Howard A. Silver
Howard A. Silver
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase Agreement dated as of December 31, 2006 between Equity Inns TRS Holdings, Inc. and Howard A. Silver.
10.2	Purchase Agreement dated as of December 31, 2006 between Equity Inns TRS Holdings, Inc. and Phillip H. McNeill, Jr.
10.3	2007 Restricted Stock Award Agreement dated as of January 3, 2007, between the Company and Howard A. Silver.
10.4	2007 Restricted Stock Award Agreement dated as of January 3, 2007, between the Company and J. Mitchell Collins.
10.5	2007 Restricted Stock Award Agreement dated as of January 3 2007, between the Company and Phillip H. McNeill, Jr.
10.6	2007 Restricted Stock Award Agreement dated as of January 3, 2007, between the Company and Richard F. Mitchell.
10.7	2007 Restricted Stock Award Agreement dated as of January 3, 2007, between the Company and Edwin F. Ansbro.
10.8	2007 Restricted Stock Award Agreement dated as of January 3, 2007, between the Company and J. Ronald Cooper.
10.9	2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and Howard A. Silver.
10.10	2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and J. Mitchell Collins.
10.11	2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and Phillip H. McNeill, Jr.
10.12	2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and Richard F. Mitchell.
10.13	2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and Edwin F. Ansbro.
10.14	2006 Restricted Stock Award Agreement as amended as of December 31, 2006 between the Company and J. Ronald Cooper.
10.15	Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and Howard A. Silver
10.16	Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and J. Mitchell Collins.
10.17	Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and Phillip H. McNeill, Jr.
10.18	Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and Richard F. Mitchell.
10.19	Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and Edwin F. Ansbro.
10.20	Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and J. Ronald Cooper.
10.21	Change in Control and Termination Agreement as amended as of January 1, 2007 between the Company and Phillip H. McNeil, Sr.